                                                                   EXHIBIT 10.10

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Netherlands Car BV

    We consent to incorporation by reference in the registration statement on Form F-3 (No. 333-13160) of DaimlerChrysler North America Holding Corporation and the registration statements of Form S-8 (Nos. 333-5074, 333-7082, 333-8998, 333-86934 and 333-86936) of DaimlerChrysler AG of our report dated May 22, 2002 with respect to the balance sheet of Netherlands Car BV as of December 31, 2002, and the related statements of operations, stockholders' equity, and cash flows for the year then ended, which report appears in the December 31, 2001, annual report on Form 20-F/A of DaimlerChrysler AG.

                                                                   Ernst & Young

September 25, 2002
Eindhoven, the Netherlands